UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2022

VELODYNE LIDAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38703	83-1138508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5521 Hellyer Avenue San Jose, California	95138
(Address of principal executive offices)	(Zip Code)

(669) 275-2251

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	VLDR	The Nasdaq Stock Market LLC
Warrants, each exercisable for three-quarters of one share of common stock	VLDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 20, 2022, Velodyne Lidar, Inc., a Delaware corporation (the “Company”) entered into a Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”). The purpose of the Tax Benefits Preservation Plan is to protect the Company’s ability to utilize its net operating losses and other tax assets (the “Tax Benefits”) to offset future income. The Company’s use of the Tax Benefits in the future could be significantly limited if it experiences an “ownership change” for U.S. federal income tax purposes. Generally, an “ownership change” will occur if there is a cumulative change in the Company’s ownership by “5% shareholders” that exceeds 50 percentage points over a rolling three-year period. The Tax Benefits Preservation Plan is designed to reduce the likelihood of such an ownership change by, among other things, dissuading any person or group from becoming a 4.99% Shareholder (as defined in the Tax Benefits Preservation Plan). There is no guarantee, however, that the Tax Benefits Preservation Plan will prevent the Company from experiencing an ownership change for U.S. federal income tax purposes.

The Tax Benefits Preservation Plan provides for a dividend distribution of one purchase right (a “Right”) for each outstanding share of the Company’s common stock, $0.0001 par value per share (the “Common Stock”). The dividend is payable on September 30, 2022, to the Company’s stockholders of record at the close of business on that date (the “Record Date”). Each newly issued Right will entitle the registered holder to purchase from the Company one ten-thousandth of a share (a “Unit”) of Series A Junior Participating Preferred Stock (“Preferred Stock”) at a price of $14.00 per Unit (the “Purchase Price”), subject to adjustment.

In the event that a person becomes an Acquiring Person (as defined below) under the Tax Benefits Preservation Plan, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Tax Benefits Preservation Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $14.00 per Right, each Right not owned by an Acquiring Person (or by certain affiliated or associated parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $28.00 worth of Common Stock (or other consideration, as noted above) for $14.00. Assuming that the Common Stock had a per share value of $2.80 at such time, the holder of each valid Right would be entitled to purchase 10 shares of Common Stock for $14.00.

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate certificates evidencing the Rights will be distributed. Subject to certain exceptions specified in the Tax Benefits Preservation Plan, the Rights will separate from the Common Stock, and a Distribution Date (as defined below) will occur, upon the earlier of (i) the close of business on the tenth business day following the date of public announcement or the date on which the Company first has notice or determines that a person has become an “Acquiring Person” under the Tax Benefits Preservation Plan without the prior express written consent of the Board and other than in connection with an issuance by the Company that was approved by the Board (such date, the “Stock Acquisition Date”) or (ii) the close of business on the tenth business day (or such later date as the Board shall determine) following the commencement of a tender offer or exchange offer that would result in a person becoming an Acquiring Person (the earlier of the dates in clause (i) or (ii) above, the “Distribution Date”).

Under the Tax Benefits Preservation Plan, “Acquiring Person” generally means any person or entity that, together with all of its affiliates and associates, has become a 4.99% Shareholder of the Company, other than (i) the Company; (ii) any subsidiary of the Company; (iii) any employee benefit plan of the Company or any of its subsidiaries; (iv) the United States government; (v) any person who becomes a 4.99% Shareholder as a result of a reduction in the number of Company equity securities outstanding due to the repurchase of Company equity securities by the Company or a stock dividend, stock split, reverse stock split, or similar transaction effected by the Company, unless and until such person increases its percentage ownership of Company equity securities by more than one-quarter of one percentage point over its lowest percentage ownership of Company equity securities on or after the consummation of the relevant transaction (other than an increase solely as a result of a stock dividend, stock split, reverse stock split, or similar transaction effected by the Company); (vi) any person who, together with all of its affiliates and associates, was a 4.99% Shareholder on the date of the Tax Benefits Preservation Plan and any person who acquires such an interest solely as a result of a transaction in which such shareholder received the approval of at least a majority of the members of our Board then in office unless and until such person increases its percentage ownership of Company equity securities by more than one-quarter of one percentage point over its lowest percentage ownership of Company equity securities on or after the consummation of the relevant transaction (other than an increase solely as a result of a stock dividend, stock split, reverse stock split, or similar transaction effected by the Company) or such person decreases its percentage ownership of Company equity securities below 4.99%; or (vii) any person who or which inadvertently may become an Acquiring Person, so long as such person, together with all its affiliates and associates, promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such equity securities), sufficient Company equity securities so that such person ceases to be an Acquiring Person; provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to the Distribution Date, in light of the intent and purposes of this Tax Benefits Preservation Plan or other circumstances facing the Company that such Person shall not be deemed an Acquiring Person.

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of shares reflected on the direct registration system, by the notations in the book entry accounts) and will be transferred with and only with such shares of Common Stock underlying such certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Tax Benefits Preservation Plan by reference and (iii) the surrender for transfer of any shares for Common Stock outstanding will also constitute the transfer of the Rights associated with such shares of Common Stock represented by such certificate. Pursuant to the Tax Benefits Preservation Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M. (New York City time) on September 19, 2025 unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

As soon as practicable after the Distribution Date, Rights certificates will be sent by such means as may be selected by the Company to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights certificates alone will represent the Rights. Except as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

Except for any transaction the Board determines to be an exempt transaction (each, an “Exempt Transaction”), in the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed into or exchanged for other securities of any other person or cash or any other property, or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph, as well as in the event a person becomes an Acquiring Person, are referred to as the “Triggering Events.”

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person, together with all of its affiliates and associates, of fifty percent (50%) or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one ten-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

The purchase price payable, and the number of Units or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is under no obligation to issue fractional Units and, in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right, referred to as the “Redemption Price” (payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

Any of the provisions of the Tax Benefits Preservation Plan may be amended without the approval of any holders of Rights prior to the Distribution Date. From and after the Distribution Date, the provisions of the Tax Benefits Preservation Plan may be amended without the approval of any holders of Rights in order to cure any ambiguity, to correct or supplement any provision contained in the Tax Benefits Preservation Plan which may be defective or inconsistent with any of its other provisions, to make changes which do not adversely affect the interests of holders of Rights (other than an Acquiring Person or any of its affiliates or associates), or to shorten or lengthen any time period under the Tax Benefits Preservation Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable.

The holder of each share of Common Stock of the Company outstanding at the close of business on the Record Date will receive one Right per share. So long as the Rights are attached to the Common Stock, one additional Right (as such number may be adjusted pursuant to the provisions of the Tax Benefits Preservation Plan) shall be deemed to be delivered for each share of Common Stock issued or transferred by the Company in the future. In addition, following the Distribution Date and prior to the expiration or redemption of the Rights, the Company may issue Rights when it issues Common Stock only if the Board deems it to be necessary or appropriate, or in connection with the issuance of shares of Common Stock pursuant to the exercise of stock options or under employee plans or upon the exercise, conversion or exchange of certain securities of the Company. The Company has initially reserved 300,000 shares of Preferred Stock for issuance upon exercise of the Rights.

The foregoing is a summary of the terms of the Tax Benefits Preservation Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, a copy of which is attached as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information included in Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 1.01 is incorporated herein by reference.

In connection with the adoption of the Tax Benefits Preservation Plan, on September 19, 2022 the Board approved a Certificate of Designation of the Series A Junior Participating Preferred Stock (the “Certificate of Designation”) setting forth the rights, powers and preferences of the Preferred Stock. The Certificate of Designation was filed with the Secretary of State of the State of Delaware on September 23, 2022. A copy of the Certificate of Designation is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Designation of the Series A Junior Participating Preferred Stock.

4.1	Tax Benefits Preservation Plan, dated September 20, 2022, between Velodyne Lidar, Inc. and Continental Stock Transfer & Trust Company.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VELODYNE LIDAR, INC.

Dated: September 23, 2022	By:	/s/ Daniel Horwood
	Name:	Daniel Horwood
	Title:	General Counsel